4Q25 Earnings Presentation January 20, 2026 Refer to earnings release dated January 20, 2026 for further information.

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the pending merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the pending merger, the failure to satisfy the closing conditions of the pending merger or an unexpected delay in the closing of the pending merger and the disruption of Fifth Third’s business as a result of the pending merger. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved For end note descriptions, see end note summary starting on page 42 Key Messages 3 Sustained operating momentum ahead of a strategically compelling combination with Comerica Focused execution across strategic priorities drives the strongest adjusted ROA1 in three years Continued expense discipline resulted in a 50 bps year-over-year improvement in the adjusted efficiency ratio1 Highest quarterly commercial loan production in over three years driven by investments in middle market sales force and corporate banking expertise

© Fifth Third Bancorp | All Rights Reserved • Credit quality normalized with net charge-offs2 at 40 bps • Generated positive operating leverage for the 5th consecutive quarter driven by disciplined expense management and revenue growth • Tangible book value per share3 increased 21% • Generated consumer household growth of 2.5%, including 7% growth in the Southeast • Average consumer and commercial loans increased 6% and 4%, respectively • Strong profitability resulted in CET14 increasing to 10.77% Reported1 Adjusted1 EPS $1.04 $1.08 ROA 1.36% 1.41% ROE 14.0% 14.5% ROTCE 19.0% 19.6% NIM 3.13% 3.13% Efficiency ratio 55.8% 54.3% PPNR $1,035MM $1,072MM CET14 10.77% For end note descriptions, see end note summary starting on page 42 4Q25 highlights 4 Comparisons in the bullet points are for 4Q25 versus 4Q24, unless otherwise noted

© Fifth Third Bancorp | All Rights Reserved $1.44 $1.44 $1.50 $1.53 $1.53 2.97% 3.03% 3.12% 3.13% 3.13% NII NIM 4Q24 1Q25 2Q25 3Q25 4Q25 NII $ in millions; NIM change in bps 3Q25 to 4Q25 NII & NIM walk T o ta l n et in te re st in co m e; $ b ill io ns Net interest income1 5 For end note descriptions, see end note summary starting on page 42 NII NIM 3Q25 $1,525 3.13% Market rates / Deposit betas (20) (4) Deposit growth 20 4 Securities / Wholesale funding 9 1 Other (1) (1) 4Q25 $1,533 3.13%

© Fifth Third Bancorp | All Rights Reserved Year-over-year • Wealth and asset management revenue up 13% driven by continued AUM growth • Commercial payments revenue up 8% aided by strong momentum in Newline and DTS Connex Quarter-over-quarter • Commercial banking revenue up 17% driven by higher lease syndication and remarketing Noninterest income T o ta l n o ni nt er es t in co m e; $ m ill io ns For end note descriptions, see end note summary starting on page 42 6 $ millions 4Q25 PQ YoY Wealth and asset management revenue $185 2% 13% Commercial payments revenue 167 6% 8% Consumer banking revenue 143 (1)% 4% Capital markets fees 121 5% (2)% Commercial banking revenue 102 17% (6)% Mortgage banking net revenue 56 (3)% (2)% Other noninterest income 42 45% NM Securities (losses) gains, net (5) NM (38)% Noninterest income $811 4% 11% Impact of certain items 1 Adjusted noninterest income (excl. securities gains/losses, net)1,2 $812 3% 3% $732 $694 $750 $781 $811$791 $721 $735 $789 $812 Noninterest income Adjusted noninterest income (excl. securities gains/losses, net)¹² 4Q24 1Q25 2Q25 3Q25 4Q25

© Fifth Third Bancorp | All Rights Reserved $1,226 $1,304 $1,264 $1,267 $1,309 $1,225* $1,308* $1,233* $1,253* $1,273* 54.8% 60.5% 55.2% 54.1% 54.3% Adjusted noninterest expense¹* Noninterest expense Adjusted Efficiency Ratio¹ 4Q24 1Q25 2Q25 3Q25 4Q25 T o ta l n o ni nt er es t ex p en se ; $ m ill io ns Noninterest expense 7 $ in millions 4Q25 3Q25 4Q24 Non-qualified deferred compensation expense/ (benefit), primarily offset in securities gains/losses ($5) $11 ($7) For end note descriptions, see end note summary starting on page 42 $ millions 4Q25 PQ YoY Compensation and benefits $683 — 3% Technology and communications 138 8% 12% Net occupancy expense 89 — 1% Equipment expense 43 (2)% 10% Loan and lease expense 41 5% 14% Card and processing expense 27 23% 29% Marketing expense 37 9% 61% Other noninterest expense 251 11% 9% Total noninterest expense $1,309 3% 7% Impact of certain items (41) Noninterest expense excluding certain item(s)1 $1,268 — 4% Non-qualified deferred compensation (expense)/benefit 5 Adjusted noninterest expense, excluding certain item(s)1 and non-qualified deferred compensation $1,273 2% 4% Year-over-year • Adjusted noninterest expense1 up 4% due to increases in compensation and benefits, technology and communications and marketing expense • Adjusted efficiency ratio1 of 54.3%, improved 50 bps Quarter-over-quarter • Adjusted noninterest expense1 up 2% driven by investments in technology and increases in card and processing expense 8* $1,3 4

© Fifth Third Bancorp | All Rights Reserved Solar energy installation Average loans $117.9 $121.3 $123.1 $123.3 $123.4 $72.0 $74.7 $75.4 $74.9 $74.6 $45.9 $46.6 $47.7 $48.4 $48.8 6.18% 6.06% 6.11% 6.12% 5.96% Commercial Consumer Total loan yield 4Q24 1Q25 2Q25 3Q25 4Q25 $119.8 $122.2 $122.4 $123.1 $122.7 $73.3 $75.1 $74.2 $74.4 $73.6 $46.5 $47.1 $48.2 $48.7 $49.1 Commercial Consumer 4Q24 1Q25 2Q25 3Q25 4Q25 Loans Loan portfolio compositionAverage loan & lease balances $ in billions; loan & lease balances excluding HFS Period-end loan & lease balances $ in billions; loan & lease balances excluding HFS 8 Note: totals shown above may not foot due to rounding 44% 14% 3% 14% 14% 4% 4% 3% Commercial and industrial Commercial real estate Commercial leases Residential mortgage Home equity Indirect secured consumer Credit card and other % of Total Loans Commercial: 60% Consumer: 40%

© Fifth Third Bancorp | All Rights Reserved 4.50% 4.50% 4.50% 4.25% 3.75% 2.04% 1.84% 1.80% 1.81% 1.71% Fed Funds Rate Total Cost of Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 Total cost of deposits Total deposit mixAverage deposit balances $167.2 $164.2 $163.6 $164.8 $168.4 $164.7 $161.8 $161.4 $162.5 $166.4 2.68% 2.42% 2.39% 2.41% 2.28% Core Deposits CDs > $250K Total interest-bearing deposit costs 4Q24 1Q25 2Q25 3Q25 4Q25 $ in billions Demand, 25% Interest checking, 35% Money market and savings, 33% Time deposits, 7% $ in billions $168B Average Deposits $164.7 $161.8 $161.4 $162.5 $166.4 $124.6 $122.0 $120.5 $121.3 $124.7 $40.1 $39.8 $40.9 $41.2 $41.8 24.3% 24.6% 25.3% 25.4% 25.1% Interest-Bearing $ Non Interest-Bearing $ Non Interest-Bearing % 4Q24 1Q25 2Q25 3Q25 4Q25 Non interest-bearing to core deposit trend (average) $ in billions Deposits Note: Totals shown above may not foot due to rounding 9

© Fifth Third Bancorp | All Rights Reserved Net charge-offs (NCOs) $136 $136 $139 $339 $125 $136 $136 $139 $339 4Q24 1Q25 2Q25 3Q25 4Q25 Credit quality overview 10 4Q24 1Q25 2Q25 3Q25 4Q25 NPL ratio 0.69% 0.79% 0.70% 0.62% 0.62% NPA ratio1 0.71% 0.81% 0.72% 0.65% 0.65% 30-89 days past due as a % of portfolio loans and leases 0.25% 0.31% 0.23% 0.28% 0.29% NCO ratio 0.46% 0.46% 0.45% 1.09% 0.40% ACL ratio as a % of portfolio loans and leases 2.08% 2.07% 2.09% 1.96% 1.96% Nonperforming loans (NPLs) $823 $966 $853 $768 $767 4Q24 1Q25 2Q25 3Q25 4Q25 Portfolio loans & leases 30-89 days past due $303 $385 $277 $348 $360 4Q24 1Q25 2Q25 3Q25 4Q25 $ in millions For end note descriptions, see end note summary starting on page 42

© Fifth Third Bancorp | All Rights Reserved 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 0.00% 0.50% 1.00% 1.50% Historical net charge-off and NPA ratios Net charge-off ratio Non-performing assets ratio2 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 0.00% 0.50% 1.00% 1.50% Commercial net charge-off ratio 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 0.00% 0.50% 1.00% 1.50% 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 4Q24 4Q25 0.00% 0.50% 1.00% 1.50% Consumer net charge-off ratio 4Q25 0.27% 4Q25 0.40% 4Q25 0.65% 4Q25 0.59% 10-year average excluding COVID1 10-year average excluding COVID1 10-year average excluding COVID1 10-year average excluding COVID1 For end note descriptions, see end note summary starting on page 42 11

© Fifth Third Bancorp | All Rights Reserved 10.57% ~42 bps (~7 bps) ~0 bps (~16 bps) ~1 bps 10.77% 3Q25 Net income to common RWA Share repurchases Common dividends Other 4Q25 12 Strong liquidity and capital position Liquidity position $ in billions Capital position Common equity tier 1 ratio1 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Liquidity Sources 9/30/25 12/31/25 Fed reserves $17 $18 Unpledged investment securities $21 $20 Available FHLB borrowing capacity $9 $13 Current Fed discount window availability $61 $61 Total $107 $111 • Maintained full Category 1 LCR compliance during the quarter, ending at 123% • Loan-to-core deposit ratio of 72% • For several years, we have performed: – Daily LCR calculations – Monthly liquidity stress tests, including two FITB-specific scenarios over and above regulatory requirements – Monthly 2052a complex liquidity monitoring reporting Common equity tier 1 ratio1 Common equity tier 1 ratio inclusive of AOCI2 10.6% 10.4% 10.6% 10.6% 10.8% 8.1% 8.3% 8.6% 8.8% 9.1% Reported CET1 Ratio CET1 inclusive of AOCI 4Q24 1Q25 2Q25 3Q25 4Q25

© Fifth Third Bancorp | All Rights Reserved As of January 20, 2026; please see cautionary statements on page 2. Current expectations1 FY 2026 compared to FY 2025 13 For end note descriptions, see end note summary starting on page 42 FITB + CMA (assumes 2/1/26 close date) Avg. loans & leases (Including HFS) mid-$170s billion Net interest income2 (FY25 baseline: $6.002 billion) $8.6 - $8.8 billion assumes 12/31/26 Fed funds rate of 3.25% and includes the impact of purchase accounting accretion Noninterest income2 (FY25 baseline: $3.057 billion; excludes securities g/l) $4.0 - $4.4 billion Noninterest expense2 (FY25 baseline: $5.067 billion; excludes the market-to-market impact of non-qualified deferred compensation) $7.0 - $7.3 billion excludes the impact of anticipated CDI amortization and acquisition related charges Net charge-off ratio 30 - 40 bps Effective tax rate 23%

© Fifth Third Bancorp | All Rights Reserved 14 Appendix

© Fifth Third Bancorp | All Rights Reserved Consumer and Business Banking Digital Metrics Average Active Digital Users (Millions) 3.09 3.14 3.17 3.19 3.19 4Q24 1Q25 2Q25 3Q25 4Q25 Digital Engagement Digital Originations Average Active Mobile Users (Millions) 2.37 2.40 2.43 2.47 2.49 4Q24 1Q25 2Q25 3Q25 4Q25 Digital Assisted Mortgage Applications 97% 98% 97% 98% 98% 4Q24 1Q25 2Q25 3Q25 4Q25 New Consumer Deposit Accounts 28% 27% 28% 28% 31% 4Q24 1Q25 2Q25 3Q25 4Q25 Consumer Satisfaction #1 for banking mobile app user satisfaction among regional banks 15 For end note descriptions, see end note summary starting on page 42 1 2 Average app store rating of 4.8 stars vs peer average of 4.6 stars

© Fifth Third Bancorp | All Rights Reserved 23% 21% 19% 14% 11% 7% 5% Strategic investments resulting in fee diversification and growth • Total adjusted fee revenue1 accounted for ~34% of total adjusted revenue for the last twelve months ending 12/31/25 • Focused on diversifying revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Capital Markets and Commercial Payments 16 Fee revenue mix is well-diversified LTM 4Q25 adjusted noninterest income mix1,2 Wealth & Asset Management Capital Markets Mortgage Banking Other Noninterest Income Consumer Banking Commercial Banking Commercial Payments Fee contribution as a percent of revenue stands out favorably relative to peers LTM 4Q25 adjusted noninterest income as a percent of adjusted revenue2, unless otherwise noted LTM 4Q25 adjusted noninterest income $3.06B 34% 29% LTM 3Q25 Peer Median For end note descriptions, see end note summary starting on page 42

© Fifth Third Bancorp | All Rights Reserved $72.0 $74.7 $75.4 $74.9 $74.6$73.3 $75.1 $74.2 $74.4 $73.6 Average Period-end 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 3Q25 4Q25 NCO ratio1 0.32% 1.46% 0.27% 30-89 delinquencies 0.07% 0.16% 0.15% 90+ delinquencies 0.01% 0.00% 0.00% Nonperforming loans2 0.62% 0.58% 0.58% Portfolio loans and leases $ in billions Key statistics Total commercial portfolio overview Average QoQ change 0.3% 3.8% 1.0% (0.7%) (0.4%) Period-end QoQ change 3.0% 2.5% (1.3%) 0.4% (1.2%) Commercial portfolio mix 72% 17% 7% 4% C&I Commercial mortgage Commercial construction Commercial leases For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding 17

© Fifth Third Bancorp | All Rights Reserved $51.6 $53.4 $54.1 $54.2 $53.9$52.3 $53.7 $53.3 $53.9 $52.7 Average Period-end 4Q24 1Q25 2Q25 3Q25 4Q25 18 Key statistics Revolving line utilization trend3 Commercial and industrial overview 35.6% 35.3% 35.5% 36.1% 35.5% 36.2% 37.0% 36.5% 36.7% 34.9% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Portfolio loans $ in billions Average QoQ change (0.1%) 3.6% 1.3% 0.2% (0.4%) Period-end QoQ change 2.7% 2.7% (0.7%) 1.2% (2.2%) For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding 4Q24 3Q25 4Q25 NCO ratio1 0.42% 2.01% 0.32% 30-89 delinquencies 0.05% 0.08% 0.19% 90+ delinquencies 0.01% 0.00% 0.00% Nonperforming loans2 0.72% 0.73% 0.75%

© Fifth Third Bancorp | All Rights Reserved 19 Note: Totals shown above may not foot due to rounding Non-depository financial institution portfolio 31% 27% 18% 12% 11% 2% NDFI portfolio characteristics 4Q25 $9.5B¹ 8% of loans $ in billions; as of 12/31/25 • 4th lowest exposure to NDFIs among peers2 • NDFI portfolio declined 7% from 3Q25 • Zero losses in last 10 years across Real Estate, Subscription Lines and Private Capital Warehouse • 88% of the NDFI portfolio is investment grade or equivalent • 4Q25 criticized rate of ~60 bps • Balanced, deliberate portfolio composition with strong collateral and structural protections Consumer Warehouse Consumer Finance Securitization Vehicles Other Real Estate Institutional CRE, Residential Mortgage Warehouse, Mortgage Servicing Rights Private Capital Warehouse Fund Finance, SBIC, BDC Subscription Lines Capital Call Facilities Corporate Credit Facilities Payments, Insurance, Financial Intermediaries Relationship focused main street lender with lower NDFI exposure

© Fifth Third Bancorp | All Rights Reserved Retail 18% Financial Services 16% Rental and Leasing 15%TMT 10% Business Services 8% Wholesale Trade 8% Manufacturing 8% Other 18% 20 High quality Shared National Credit portfolio SNC portfolio $31.9BN ~26% of total loans Shared National Credit portfolio is well diversified Industry mix Key statistics For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding $ in billions; as of 12/31/25 • Reduced balances 3% compared to 4Q23 • ~60% of SNC balances are at or near investment grade equivalent borrowers; independently underwrite each transaction • Lead left/lead right on ~50% of relationships • Criticized assets are lower than the rest of the commercial portfolio over a multi-year period 4Q24 3Q25 4Q25 Loan balance $32.2 $32.2 $31.9 Nonperforming loans2 0.67% 0.72% 0.64% NCO Ratio1 0.55% 0.57% 0.09%

© Fifth Third Bancorp | All Rights Reserved 21 Low concentration in leveraged lending Note: Totals shown above may not foot due to rounding Total Loan Portfolio Composition Leveraged 2.1% Accommodation & Food Services Arts, Entertainment, and Recreation Wholesale Trade Manufacturing Information Professional, Scientific, and Technical Services Retail Trade Admin, Support & Other Services Healthcare & Other Social Assistance Finance & Insurance Other Diversified Leveraged Portfolio Total Loans $123.4 Billion $2.6 Billion • Significant reduction in leveraged lending portfolio as a percent of total loans – Represents ~2% of loans vs ~8% in 2015 • Leveraged criticized assets are 17% below the 5- year average as of 12/31/25 as of 12/31/25

© Fifth Third Bancorp | All Rights Reserved Portfolio loans 40% 22% 18% 7% 5% 5%3% 50%50% Commercial real estate overview CRE mortgage Balance by occupancy CRE construction Balance by property type Other Retail Office Hospitality Industrial Home builder Non-Owner occupied Owner occupied Hospitality 22% Retail 20% Multifamily 20% Medical Office 16% Office 11% Industrial 7% Non-owner occupied property type mix $17.5 $18.2 $18.2 $17.6 $17.5$17.8 $18.3 $17.7 $17.3 $17.5 $5.7 $5.8 $5.8 $5.5 $5.4 $11.8 $12.4 $12.4 $12.0 $12.1 $5.6 $6.0 $5.6 $5.3 $5.3 $12.2 $12.4 $12.1 $11.9 $12.2 4Q24 1Q25 2Q25 3Q25 4Q25 22 Other 4% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Period-end QoQ change 2.8% 2.7% (3.5%) (2.3%) 1.7% $ in billions Average QoQ change 0.1% 3.8% 0.3% (3.6%) (0.5%) 4Q24 3Q25 4Q25 NCO ratio1 0.00% 0.03% 0.14% 30-89 delinquencies 0.05% 0.37% 0.01% 90+ delinquencies 0.00% 0.00% 0.01% Nonperforming loans2 0.45% 0.24% 0.19% Key statistics Period-end - Commercial mortgageAverage - Commercial mortgage Period-end - Commercial constructionAverage - Commercial construction Multifamily

© Fifth Third Bancorp | All Rights Reserved Period-end QoQ change 2.1% 1.2% 2.5% 1.0% 0.8% $45.9 $46.6 $47.7 $48.4 $48.8 $46.5 $47.1 $48.2 $48.7 $49.1 4Q24 1Q25 2Q25 3Q25 4Q25 15% 16% 66% 4Q24 3Q25 4Q25 NCO ratio1 0.68% 0.52% 0.59% 30-89 delinquencies 0.54% 0.47% 0.51% 90+ delinquencies 0.06% 0.06% 0.06% Nonperforming loans2 0.79% 0.68% 0.69% Weighted average FICO at origination3 767 768 768 Weighted average LTV at origination 79% 79% 80% Total consumer portfolio overview 23 Portfolio FICO score at origination3 $ in billions Portfolio loans 2% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Average QoQ change 1.9% 1.5% 2.3% 1.6% 0.9% Key statistics 750+720-749<660 660-719 Period-endAverage

© Fifth Third Bancorp | All Rights Reserved Period-end QoQ change 2.2% 0.2% 0.6% (0.2%) —% Average QoQ change 1.7% 1.3% 0.4% 0.2% —% 12% 15% 70% Weighted average FICO at origination3 764 764 764 Weighted average LTV at origination 74% 74% 75% Residential mortgage overview 24 $17.3 $17.6 $17.6 $17.7 $17.7$17.5 $17.6 $17.7 $17.6 $17.7 4Q24 1Q25 2Q25 3Q25 4Q25 3% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding $ in billions Portfolio loans 4Q24 3Q25 4Q25 NCO ratio1 (0.01%) (0.02%) (0.01%) 30-89 delinquencies 0.19% 0.18% 0.19% 90+ delinquencies 0.03% 0.06% 0.06% Nonperforming Loans2 0.78% 0.80% 0.84% Key statistics 750+720-749<660 660-719 Portfolio FICO score at origination3 Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 18% 15% 66% $4.1 $4.2 $4.4 $4.6 $4.8 $4.2 $4.3 $4.5 $4.7 $4.8 4Q24 1Q25 2Q25 3Q25 4Q25 Weighted average FICO at origination3 769 771 772 Weighted average LTV at origination 66% 65% 65% Home equity overview 25 1% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Period-end QoQ change 2.8% 1.8% 5.2% 4.3% 3.6% Average QoQ change 2.7% 2.4% 3.8% 4.5% 4.1% $ in billions Portfolio loans Period-endAverage 750+720-749<660 660-719 Portfolio FICO score at origination3 4Q24 3Q25 4Q25 NCO ratio1 (0.01%) (0.05%) 0.06% 30-89 delinquencies 0.60% 0.45% 0.52% 90+ delinquencies 0.00% 0.00% 0.00% Nonperforming loans2 1.67% 1.54% 1.47% Key statistics

© Fifth Third Bancorp | All Rights Reserved 84% 16% 17% 17% 65% Indirect secured consumer overview 26 Portfolio FICO score at origination *Includes primarily RV & Marine $16.1 $16.5 $17.2 $17.7 $17.9 $16.3 $16.8 $17.6 $17.9 $18.0 4Q24 1Q25 2Q25 3Q25 4Q25 1% Weighted average FICO at origination 772 774 774 Weighted average LTV at origination 88% 88% 88% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Period-end QoQ change 2.3% 3.0% 4.7% 1.7% 0.4% Average QoQ change 2.7% 2.3% 4.7% 2.8% 0.8% $ in billions Portfolio loans Period-endAverage 4Q24 3Q25 4Q25 NCO ratio1 0.66% 0.40% 0.59% 30-89 delinquencies 0.80% 0.68% 0.72% 90+ delinquencies 0.00% 0.00% 0.00% Nonperforming loans2 0.34% 0.34% 0.34% Key statistics 750+720-749<660 660-719 Portfolio FICO score at origination Auto Specialty Lending*

© Fifth Third Bancorp | All Rights Reserved 27% 19% 49% Credit card overview 27 $1.7 $1.6 $1.7 $1.7 $1.7$1.7 $1.7 $1.7 $1.7 $1.7 4Q24 1Q25 2Q25 3Q25 4Q25 Weighted average FICO at origination3 744 743 743 5% Period-end QoQ change 1.8% (4.3%) 2.8% (0.9%) 3.3% Average QoQ change (2.3%) (2.5%) 2.0% 1.1% 1.0% $ in billions Portfolio loans For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Period-endAverage 4Q24 3Q25 4Q25 NCO ratio1 4.00% 3.70% 3.62% 30-89 delinquencies 1.04% 1.00% 1.03% 90+ delinquencies 1.15% 0.95% 0.97% Nonperforming loans2 1.85% 1.71% 1.66% Key statistics Portfolio FICO score at origination3 750+720-749<660 660-719

© Fifth Third Bancorp | All Rights Reserved $4.1 $4.2 $4.3 $4.4 $4.5 $4.2 $4.3 $4.3 $4.4 $4.6 4Q24 1Q25 2Q25 3Q25 4Q25 14% 20% 66% Weighted average FICO at origination 772 771 771 Solar energy installation overview 28 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Period-end QoQ change 3.0% 1.4% 1.3% 2.7% 2.9% Average QoQ change 3.7% 2.0% 1.1% 2.0% 3.0% $ in billions Portfolio loans 4Q24 3Q25 4Q25 NCO ratio1 1.64% 1.47% 1.45% 30-89 delinquencies 0.48% 0.43% 0.57% 90+ delinquencies 0.00% 0.00% 0.00% Nonperforming loans2 1.52% 0.50% 0.48% Key statistics Period-endAverage Portfolio FICO score at origination 750+720-749660-719

© Fifth Third Bancorp | All Rights Reserved Allowance for credit losses 29 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Allowance for loan & lease losses Amount % of portfolio loans & leases 3Q25 4Q24 Commercial and industrial loans $816 1.55% 0.01% 0.16% Commercial mortgage loans 272 2.22% 0.00% (0.65%) Commercial construction loans 80 1.50% 0.19% 0.44% Commercial leases 18 0.55% (0.01)% 0.05 Total commercial loans and leases $1,186 1.61% 0.02% 0.04% Residential mortgage loans 109 0.62% (0.13) (0.21%) Home equity 87 1.80% (0.29%) (0.73%) Indirect secured consumer loans 304 1.69% 0.02% (0.22%) Credit card 150 8.59% 0.02% (0.93%) Solar energy installation loans 314 6.89% 0.12% (1.46%) Other consumer loans 103 4.44% (0.11%) (0.29%) Total consumer loans 1,067 2.17% (0.05%) (0.41%) Allowance for loan & lease losses 2,253 1.84% —% (0.12%) Reserve for unfunded commitments1 157 Allowance for credit losses $2,410 1.96% —% (0.12%) Compared to: Allocation of allowance by product $ in millions 4Q25 Change in rate

© Fifth Third Bancorp | All Rights Reserved NPL1 rollforward 30 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding 4Q24 1Q25 2Q25 3Q25 4Q25 Balance, beginning of period $334 $456 $623 $508 $435 Transfers to nonaccrual status 240 273 63 266 138 Transfers to accrual status (1) (3) (1) — (1) Transfers to held for sale (5) (17) (24) (1) (44) Loan paydowns/payoffs (49) (19) (70) (63) (34) Transfer to OREO — — — — (1) Charge-offs (63) (67) (90) (282) (68) Draws/other extensions of credit — — 7 7 2 Balance, end of period $456 $623 $508 $435 $427 4Q24 1Q25 2Q25 3Q25 4Q25 Balance, beginning of period $352 $367 $343 $345 $333 Transfers to nonaccrual status 101 109 95 88 104 Transfers to accrual status (13) (48) (26) (19) (20) Transfers to held for sale — — — — — Loan paydowns/payoffs (25) (30) (27) (38) (31) Transfer to OREO (7) (5) (5) (7) (5) Charge-offs (43) (52) (37) (37) (42) Draws/other extensions of credit 2 2 2 1 1 Balance, end of period $367 $343 $345 $333 $340 Commercial $ in millions Consumer $ in millions Total NPL $823 $966 $853 $768 $767 Total new nonaccrual loans - HFI 341 382 158 354 242 Total NPL $ in millions

© Fifth Third Bancorp | All Rights Reserved Balance sheet positioning 31 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding C&I 29% Fix | 71% Variable Coml. mortgage 42% Fix | 58% Variable Coml. construction 25% Fix | 75% Variable Coml. lease 100% Fix | 0% Variable 33% 55% 12% 72% 17% 7% 4% • 52% allocation to bullet/locked- out cash flow securities • AFS & HTM spot yield: 3.20% • AFS net unrealized pre-tax loss: $3.0BN $25.2BN fixed | $48.3BN variable1,2 Commercial loans1,2 Investment portfolioConsumer loans1 Long-term debt3 $42.1BN fixed | $7.0BN variable1 $9.1BN fixed | $4.5BN variable3 • 1M based: 41%4,7 • 3M based: 7%4,7 • Prime & O/N based: 16%4,7 • Other based: 1%4,6,7 • Weighted avg. life: 1.8 years1 • 1M based: 1%5,7 • Prime: 12%5 • Other based: 1%5,7,8 • Weighted avg. life: 3.7 years1 • SOFR based: 33% • Weighted avg. life: 3.5 years Includes $3.0BN non-agency CMBS (All super-senior, AAA-rated securities; 59% WA LTV, ~34% WA credit enhancement) 36% 36% 10% 14% 4% 70% 13% 3% 14% The information above incorporates the impact of $6.85BN in C&I receive-fixed swaps, $4.00BN in CRE receive-fixed swaps2, and ~$4.21BN fair value hedges associated with long-term debt (receive-fixed swaps) Auto/indirect 100% Fix | 0% Variable Resi mtg. & construction 97% Fix | 3% Variable Home equity 13% Fix | 87% Variable Other 84% Fix | 16% Variable Credit card 38% Fix | 62% Variable Level 1 86% Fix | 14% Variable Level 2A 99% Fix | 1% Variable Non-HQLA/ Other 91% Fix | 9% Variable Senior debt 60% Fix | 40% Variable Sub debt 58% Fix | 42% Variable Auto securiz. proceeds 100% Fix | 0% Variable Other 97% Fix | 3% Variable

© Fifth Third Bancorp | All Rights Reserved Managing rate risk against conservative outcomes 32 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding Estimated NII sensitivity profile and ALCO policy limits Estimated NII beta sensitivity Rate risk models assume approximately 70-75% effective up betas and 60-65% down betas in our baseline NII sensitivity used in IRR simulations1,2 • Models are calibrated to performance in prior rate cycles • Additionally, rate risk measures assume no deposit re-pricing lags As of December 31, 2025: • 45% of HFI loans were variable rate net of existing hedges (66% of total commercial; 14% of total consumer) • Short-term borrowings represent less than 1% of total funding • Approximately $10.7BN in non-core funding matures beyond one year % Change NII (FTE) ALCO policy limit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (3.1%) (2.3%) (6.0%) (7.0%) +100 Ramp over 12 months (1.4%) (0.6%) NA NA -100 Ramp over 12 months 0.4% (1.8%) NA NA -200 Ramp over 12 months (0.1%) (6.6%) (6.0%) (7.0%) 5% Higher Beta 5% Lower Beta Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (3.9%) (3.8%) (2.2%) (0.5%) +100 Ramp over 12 months (1.8%) (1.4%) (0.9%) 0.3% -100 Ramp over 12 months 0.8% (1.1%) —% (2.6%) -200 Ramp over 12 months 0.7% (5.2%) (0.9%) (8.1%) Estimated NII sensitivity with demand deposit balance changes % Change in NII (FTE) $1BN balance decline $1BN balance increase Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (3.9%) (3.2%) (2.3%) (1.4%) +100 Ramp over 12 months (2.1%) (1.3%) (0.7%) 0.2% -100 Ramp over 12 months (0.1%) (2.2%) 0.9% (1.4%) -200 Ramp over 12 months (0.5%) (6.8%) 0.4% (6.3%)

© Fifth Third Bancorp | All Rights Reserved 33 Investment portfolio composition Investment portfolio characteristics Held-to-maturity portfolio • $11.4BN portfolio • Reclassification during 1Q24 aimed to de-risk potential AOCI volatility to capital under proposed capital rules • Securities selected for HTM meet Reg YY eligibility and inclusion requirements Available-for-sale portfolio • $39.1BN portfolio • $3.0BN Non-agency CMBS portfolio – All positions are super-senior AAA rated with WA credit enhancement of 34% – Securities are 20% risk-weighted and are pledgeable to the FHLB – Underlying loans in our structures have a WA LTV of ~59% – Credit risk team analyzes transactions at the underlying property- level, similar to what we do for all our CRE loan commitments HTM 23% AFS 77% AFS and HTM portfolio; amortized cost basis; as of 12/31/25 Amortized cost basis; as of 12/31/25 Securities mix Agency CMBS Agency RMBS Non- agency CMBS Treasuries Other Effective duration HTM 34% 44% — 21% — 5.1 AFS 57% 23% 8% 4% 8% 3.8 Total 52% 28% 6% 8% 6% 4.1 Securities portfolio Securities portfolio $50BN ~26% of interest earning assets ‒ Leverage analytical tools with over 40+ years of historical data to stress the securities at an individual property level on a recurring basis, including significant market distress in real estate valuations Note: Totals shown above may not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved 10-year treasury yield ($5.8) ($4.0) ($3.5) ($3.3) ($3.0) ($2.8) 9/30/23 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 Projected AOCI accretion ($2.3) ($2.0) ($1.7) ($1.4) 12/31/26E 12/31/27E 12/31/28E 12/31/29E Securities portfolio AOCI accretion 34 $ in billions; 12/31/25 AFS and HTM portfolio unrealized loss, after-tax ~40% capital accretion ~20% capital accretion Historical AOCI accretion ~52% capital accretion since 3Q23 AOCI accretion1 assuming implied forward curve2 4.2%4.6% 4.2% 4.2% 4.2% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding 4.6%

© Fifth Third Bancorp | All Rights Reserved $14.83 $17.64 $18.69 $22.60 $23.46 $23.87 $24.32 3.88% 3.88% 4.58% 4.20% 4.4% 4.6% 4.8% TBV/S AOCI accretion 10-year treasury yield 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 12/31/2027 12/31/2028 Balance sheet positioned to grow tangible book value per share 35 TBV/share1 will improve due to AOCI accretion alone Projected TBV/share growth includes no earnings contribution from 2026-20282 For end note descriptions, see end note summary starting on page 42 Actuals Forecast +19% +6% +21% +2% +2% Projected growth from AOCI burndown alone1 +4%

© Fifth Third Bancorp | All Rights Reserved 3.26% $11 $9 $8 $8 $5 4Q25 4Q30 2Q31 3Q31 4Q31 Cash flow hedges Receive-fixed swaps1 EOP notional value of cash flow hedges ($ in billions) Actual 36 Existing receive-fixed swaps2 Weighted average receive fixed rate 3.29% 3.31% 3.32% 3.44%3 For end note descriptions, see end note summary starting on page 42

© Fifth Third Bancorp | All Rights Reserved $17 $14 $19 $22 $22 $75 $74 $73 $73 $73 $3 $3 $5 $3 $3 ($38) ($34) ($41) ($40) ($42) $57 $57 $56 $58 $56 Origination fees and gains on loan sale Gross servicing fees Net MSR Valuation MSR decay 4Q24 1Q25 2Q25 3Q25 4Q25 Mortgage banking results $ in millions Mortgage banking net revenue Mortgage originations and margins $ in billions Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks. Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. 37 $1.9 $1.4 $2.0 $1.9 $2.2 $1.2 $0.9 $1.3 $1.4 $1.6 $0.6 $0.5 $0.7 $0.6 $0.6 Originations HFI Originations HFS 4Q24 1Q25 2Q25 3Q25 4Q25 Note: Totals shown above may not foot due to rounding Rate lock margin 0.98% 1.46% 1.23% 1.28% 1.16% Gain-on-sale margin 1.00% 1.31% 1.17% 1.33% 1.17% Mortgage banking net revenue $57 $57 $56 $58 $56

© Fifth Third Bancorp | All Rights Reserved Preferred dividend schedule 1Q26 2Q26 3Q26 4Q26 Series H ~$10 ~$10 ~$10 ~$10 Series I ~$9 ~$9 ~$9 ~$8 Series J ~$5 ~$5 ~$5 ~$5 Series K ~$3 ~$3 ~$3 ~$3 Series M3 ~$7 ~$7 ~$7 ~$7 Class B Series A ~$3 ~$3 ~$3 ~$3 Total ~$37 ~$37 ~$37 ~$36 Upcoming preferred dividend schedule1 $ in millions 38 Floating2 Floating2 Floating2 For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved 4Q25 reported EPS of $1.04 included a net negative $0.04 impact from the following notable item(s): • $50 million pre-tax (~$38 million after-tax2) charge related to Fifth Third Foundation contribution expense • $25 million pre-tax (~$19 million after-tax2) benefit related to the FDIC special assessment • $13 million pre-tax (~$13 million after-tax2,3) charge related to merger-related expenses • $12 million pre-tax (~$9 million after-tax2) benefit related to litigation settlements • $11 million pre-tax (~$8 million after-tax2) charge related to interchange litigation matters • $7 million benefit related to the resolution of certain tax matters 4Q25 adjustments and notable items Adjusted EPS of $1.081 39 For end note descriptions, see end note summary starting on page 42

© Fifth Third Bancorp | All Rights Reserved Fifth Third Bancorp and Subsidiaries For the three months ended For the year ended $ and shares in millions (unaudited) December September June March December 2025 2025 2025 2025 2024 2025 Net income (U.S. GAAP) (a) $731 $649 $628 $515 $620 $2,522 Net income (U.S. GAAP) (annualized) (b) $2,900 $2,575 $2,519 $2,089 $2,467 $2,522 Net income available to common shareholders (U.S. GAAP) (c) $699 $608 $591 $478 $582 $2,376 Add: Intangible amortization, net of tax 5 5 5 6 7 22 Tangible net income available to common shareholders (d) $704 $613 $596 $484 $589 $2,398 Tangible net income available to common shareholders (annualized) (e) $2,793 $2,432 $2,391 $1,963 $2,343 $2,398 Net income available to common shareholders (annualized) (f) $2,773 $2,412 $2,371 $1,939 $2,315 $2,376 Average Bancorp shareholders' equity (U.S. GAAP) (g) $21,527 $21,216 $20,670 $20,000 $19,893 $20,858 Less: Average preferred stock (h) (1,770) (2,112) (2,116) (2,116) (2,116) (2,028) Average goodwill (4,947) (4,937) (4,918) (4,918) (4,918) (4,930) Average intangible assets and other servicing rights (72) (77) (79) (86) (94) (79) Average tangible common equity (i) $14,738 $14,090 $13,557 $12,880 $12,765 $13,821 Less: Average accumulated other comprehensive income ("AOCI") 3,137 3,520 3,935 4,362 4,292 3,734 Average tangible common equity, excluding AOCI (j) $17,875 $17,610 $17,492 $17,242 $17,057 $17,555 Adjustments (pre-tax items) Interchange litigation matters 11 27 1 18 55 57 Severance expense — — 15 — — 15 Non-qualified deferred compensation expense/(benefit) (5) 11 16 (4) (7) 18 Securities (gains)/losses 5 (10) (16) 9 8 (12) Litigation settlements (12) — — — — (12) Merger-related expenses 13 — — — — 13 FDIC special assessment (25) (6) — — (11) (31) Fifth Third Foundation contribution 50 — — — 15 50 Adjustments - after-tax1 (k) $31 $16 $12 $18 $47 $75 Adjustments (tax related items) Benefit related to the resolution of certain tax matters (7) — — — (15) (7) Adjustments (tax related items) (l) (7) — — — (15) (7) Adjusted net income [(a) + (k)+ (l)] $755 $665 $640 $533 $652 $2,590 Adjusted net income (annualized) (m) $2,995 $2,638 $2,567 $2,162 $2,594 $2,590 Adjusted net income available to common shareholders [(c) + (k) + (l)] $723 $624 $603 $496 $614 $2,444 Adjusted net income available to common shareholders (annualized) (n) $2,868 $2,476 $2,419 $2,012 $2,443 $2,444 Adjusted tangible net income available to common shareholders [(d) + (k) + (l)] 728 $629 $608 $502 $621 $2,466 Adjusted tangible net income available to common shareholders (annualized) (o) $2,888 $2,495 $2,439 $2,036 $2,470 $2,466 Average assets (p) $213,021 $211,770 $210,554 $210,558 $211,709 $211,483 Metrics: Return on assets (b) / (p) 1.36% 1.21% 1.20% 0.99% 1.17% 1.19% Adjusted return on assets (m) / (p) 1.41% 1.25% 1.22% 1.03% 1.23% 1.22% Return on average common equity (f) / [(g) + (h)] 14.0% 12.6% 12.8% 10.8% 13.0% 12.6% Adjusted return on average common equity (n) / [(g) + (h)] 14.5% 13.0% 13.0% 11.3% 13.7% 13.0% Return on average tangible common equity (e) / (i) 19.0% 17.3% 17.6% 15.2% 18.4% 17.4% Adjusted return on average tangible common equity (o) / (i) 19.6% 17.7% 18.0% 15.8% 19.3% 17.8% Adjusted return on average tangible common equity, excluding AOCI (o) / (j) 16.2% 14.2% 13.9% 11.8% 14.5% 14.0% 40 Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved Non-GAAP reconciliation 41 Fifth Third Bancorp and Subsidiaries For three months ended For the year ended $ and shares in millions (unaudited) December September June March December 2025 2025 2025 2025 2024 2025 Average interest-earning assets (a) $194,144 $193,500 $192,682 $192,808 $193,513 $193,288 Net interest income (U.S. GAAP) (b) $1,529 $1,520 $1,495 $1,437 $1,437 $5,982 Add: Taxable equivalent adjustment 4 5 5 5 6 20 Net interest income (FTE) (c) $1,533 $1,525 $1,500 $1,442 $1,443 $6,002 Net interest income (FTE) (annualized) (d) $6,082 $6,050 $6,016 $5,848 $5,741 $6,002 Noninterest income (U.S. GAAP) (e) $811 $781 $750 $694 $732 $3,035 Interchange litigation matters 8 18 1 18 51 45 Litigation settlements (12) — — — — (12) Noninterest income excluding certain item(s) $807 $799 $751 $712 $783 $3,068 Securities (gains)/losses 5 (10) (16) 9 8 (11) Adjusted noninterest income, excluding certain item(s) and securities (gains)/losses (f) $812 $789 $735 $721 $791 $3,057 Noninterest expense (U.S. GAAP) (g) $1,309 $1,267 $1,264 $1,304 $1,226 $5,144 Interchange litigation matters (3) (9) — — (4) (12) Severance expense — — (15) — — (15) Merger-related expenses (13) — — — — (13) FDIC Special Assessment 25 6 — — 11 31 Fifth Third Foundation contribution (50) — — — (15) (50) Noninterest expense excluding certain item(s) $1,268 $1,264 $1,249 $1,304 $1,218 $5,085 Add: Non-qualified deferred compensation (expense)/benefit 5 (11) (16) 4 7 (18) Adjusted noninterest expense, excluding certain item(s) and non-qualified deferred compensation (h) $1,273 $1,253 $1,233 $1,308 $1,225 $5,067 Metrics: Revenue (FTE) (c) + (e) 2,344 2,306 2,250 2,136 2,175 9,037 Adjusted revenue (c) + (f) 2,345 2,314 2,235 2,163 2,234 9,059 Pre-provision net revenue [(c) + (e) - (g)] 1,035 1,039 986 832 949 3,893 Adjusted pre-provision net revenue [(c) + (f) - (h)] 1,072 1,061 1,002 855 1,009 3,990 Net interest margin (FTE) (d) / (a) 3.13% 3.13% 3.12% 3.03% 2.97% 3.11% Efficiency ratio (FTE) (g) / [(c) + (e)] 55.8% 54.9% 56.2% 61.0% 56.4% 56.9% Adjusted efficiency ratio (h) / [(c) + (f)] 54.3% 54.1% 55.2% 60.5% 54.8% 55.9% For end note descriptions, see end note summary starting on page 42; totals shown above may not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved 42 Earnings presentation end notes Slide 3 end notes 1. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 4 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 40 and 41 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 3. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. 4. Current period regulatory capital ratios are estimated. Slide 5 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. 2. Includes the effects of non-qualified deferred compensation. Slide 7 end notes 1. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 10 end notes 1. Excludes nonaccrual loans HFS. Slide 11 end notes 1. Excludes 2020, 2021, and 2022 metrics. 2. Loan balances exclude nonaccrual loans HFS. Slide 12 end notes 1. Current period regulatory capital ratios are estimated. 2. Excludes AOCI on cash flow hedges Slide 13 end notes 1. Current expectations for FY 2026 include expected impacts from the proposed merger with Comerica, which is anticipated to close on February 1, 2026. 2. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 15 end notes 1. Digitally active defined as having at least one login to mobile or online banking during the quarter. 2. Mobile active defined as having at least one login to mobile banking during the quarter. Slide 16 end notes 1. Excluding securities gains/losses 2. Non-GAAP measure: see reconciliation on pages 40 and 41 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 17 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases.

© Fifth Third Bancorp | All Rights Reserved Earnings presentation end notes 43 Slide 18 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. Total commercial portfolio line utilization. Slide 19 end notes 1. Loans to NDFIs are estimated pending the filing of Fifth Third Bank's Call Report and includes the following captions within Call Report schedule RC-C Part I - mortgage credit intermediaries, business credit intermediaries, private equity funds, consumer credit intermediaries and other loans to non-depository financial institutions 2. Data as of 9/30/2025 Slide 20 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 22 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 23 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired mortgage & home equity loans, and certain credit loans on book primarily ~15+ years. Slide 24 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired mortgage loans. Slide 25 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain acquired home equity loans. Slide 26 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 27 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. 3. FICO distributions at origination exclude certain credit loans on book primarily ~15+ years. Slide 28 end notes 1. Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2. Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. Slide 29 end notes 1. 4Q25 commercial and consumer portfolio make up ~$116M and ~$41M, respectively, of the total reserve for unfunded commitment.

© Fifth Third Bancorp | All Rights Reserved 44 Earnings presentation end notes Slide 30 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 31 end notes Note: Data as of 12/31/2025. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $10.85BN of commercial variable loans classified as fixed given the impacts of $6.85BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps 3. Fifth Third had $4.21BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 4. As a percent of total commercial. 5. As a percent of total consumer. 6. Includes 12M term, 6M term, and Fed Funds based loans. 7. Term points include SOFR, AMERIBOR, Treasuries & FX curves. 8. Includes overnight term, 3M term, 6M term, 12M term and Fed Funds. Slide 32 end notes Note: Data as of 12/31/25; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2. 2. Betas are asymmetrical as down betas assume a floor of 0%, along with rate floors, and up betas assumes a cap of 100% Slide 34 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. 2. Analysis based on Fifth Third standalone 12/31/2025 portfolio utilizing the implied forward curve as of 12/31/2025 Slide 35 end notes 1. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. 2. Analysis based on Fifth Third standalone 12/31/2025 portfolio utilizing the implied forward curve as of 12/31/2025 Slide 36 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures 2. Existing swaps transition from receive fixed / pay 1-month LIBOR to receive fixed / pay compound SOFR + 11.448 bps on their next post-LIBOR cessation resets 3. Reflects the weighted average receive fixed rate (swaps only) as of 12/31/25 Slide 38 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures. 2. Projected dividends for the Series J, Series H, and Series I reflect 3m Term SOFR plus the applicable spread. For the periods referencing 3m Term SOFR, the projections include the 26.161bps spread adjustment pursuant to the final rule adopted by the Federal Reserve. 3. Series M Preferred Stock to be issued in exchange for Comerica Incorporated's 6.875 Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B as part of the anticipated closing of Comerica's merger with and into Fifth Third. The initial dividend period will be January 1, 2026 - April 1, 2026. The initial dividend payment date will be April 1, 2026. Slide 39 end notes 1. Average diluted common shares outstanding (thousands); 669,153; all adjusted figures are non-GAAP measures; see reconciliation on pages 40 and 41 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Assumes a 24% tax rate. 3. A portion of the adjustments related to merger-related expenses are not tax-deductible Slide 40 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate in 2024 and a 24% tax rate in 2025. Slide 41 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures.